SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No.1
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) December 7, 2006
TBX RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-30746	75-2592165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer Identification No.)
3030 LBJ Freeway, Suite 1320
Dallas, Texas 75234
(972) 243-2610
(Address, including zip code of registrant’s principal executive offices and telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TBX Resources, Inc.
June 27, 2006

Section 4 — Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant
     a. Previous Independent Accountant
TBX Resources Inc. (“TBX”) has engaged Turner, Stone and Company, LLP as its auditors and certifying accountants for the fiscal year ended November 30, 2006. The former accountant resigned effective close of business November 15, 2006 and were engaged for review of our second and third quarter fiscal year 2006. The former accountant did not perform any audit nor did they issue any certifying report.
The decision to change accountants was approved by the board of directors.
There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. A copy of the former accountant’s resignation letter, dated November 15, 2006, is filed as Exhibit 16.01 to this Form 8-K.
The former accountant did not advise TBX in respect of any matters called for by Item 304(a)(1)(iv)(B) of Regulation S-B.
     b. New Independent Accountant
TBX engaged Turner, Stone and Company, LLP as the company’s certifying accountant for the year ending November 30, 2006. The Company has not consulted with Turner, Stone and Company, LLP during the last two fiscal years ended November 30, 2005 and 2004 or during any subsequent interim period preceding this report on: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer’s financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) or any matter that was either the subject of a “disagreement” or “event” as those terms are described in Item 304(a)(2)(ii) of Regulation S-B.
Section 9 — Financial Statements and Exhibits
Item 9.01. Exhibits
10.1	Letter agreement dated December 7, 2006 accepted December 7, 2006 between Turner, Stone and Company, LLP and TBX Resources, Inc.*

16.1	Letter from Hein & Associates, LLP to the Securities and Exchange Commission, dated November 15, 2006.*

16.2	Letter from Hein & Associates to the Securities and Exchange Commission dated April 25, 2007

*	Filed previously.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 25, 2007	TBX Resources, Inc.

	By:	/s/ Tim Burroughs

Tim Burroughs, President & Chief Financial Officer